Exhibit 10.9.3

AMENDMENT #1

TO

PROJECT RIDER #1

COLLABORATION AGREEMENT

This Amendment #1 (“Amendment #1”) is entered into effective as of the date of the final signature executing this Amendment #1 (“Amendment #1 Effective Date”), by and between Magenta Therapeutics, Inc. (“Magenta”) and Be The Match Biotherapies, LLC (“BTMB”), (each a “Party” and collectively the “Parties”) as those Parties are defined in Attachment A, Project Rider, effective December 6, 2017 (collectively, the “Project Rider #1”).

WHEREAS, the Parties executed a Collaboration Agreement, effective November 10, 2017, and Project Rider #1, effective December 6, 2017; and

WHEREAS, the Parties agree to revise the Statement of Work and Payment Schedule of the Project Rider #1.

NOW, THEREFORE, for the valuable consideration contained herein, and intending to be legally bound, Magenta and BTMB agree to the following amendments to be effective as of the Amendment #1 Effective Date as follows:

Amendment to Project Rider #1

1.	Revise subparagraph (a) of Section A. Statement of Work so that Dr. Dennis Confer is replaced with Dr. Steven Devine.

2.	Delete the Payment Schedule in Section D. Compensation of BTMB of Project Rider #1 in its entirety and replace it with the following to read as follows:

PAYMENT SCHEDULE

$248,804 for Services provided by BTMB during the December 6, 2017 through December 31, 2018 timeperiod.	The Parties have mutually agreed that the total amount due BTMB for the December 6, 2017 through December 31, 2018 timeperiod has been revised to a fixed price payment of $248,804, of which BTMB has already received payment in full.

The Parties also acknowledge that the CIBMTR Corporate Leader Level membership for 2018 (as referenced in subparagraph (c) of Section A. Statement of Work) has been paid in full.

For Services provided by BTMB during Calendar Year 2019 (January 1, 2019 through December 31, 2019), Magenta will pay BTMB a fixed price quarterly payment of $25,000.	BTMB will invoice $25,000 every January 15th for consulting services occurring during the period commencing January 1st and ending March 3lst.

BTMB will invoice $25,000 every April 15th for consulting services commencing April 1st and ending June 30th.

BTMB will invoice $25,000 every July 15th for consulting services commencing July 1st and ending September 30th.

BTMB will invoice $25,000 every October 15th for consulting services commencing October 1st and ending December 31st.

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This Amendment #1 is executed by individuals who are duly authorized to legally bind their respective parties as of the Amendment #1 Effective Date:

MAGENTA THERAPEUTICS, INC.		BE THE MATCH BIOTHERAPIES, LLC

By:	/s/ Christina Isacson	By:	/s/ Brian Lindberg
	Authorized Signature		Authorized Signature

	Christina Isacson		Brian Lindberg
	(Typed/Printed Name)		(Typed/Printed Name)

Title:	CBO	Title:	Corporate Vice President

Date:	12/6/18	Date:	Dec 6, 2018